SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 19, 2001
                               ------------------
                                 Date of Report
                        (Date of Earliest Event Reported)




                           Milinx Business Group, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                   Suite 3827
                            1001 Fourth Avenue Plaza
                                Seattle, WA 98154
                     ---------------------------------------
                    (Address of principal executive offices)

                                  206-621-7032
                          -----------------------------
                          Registrant's telephone number


       Delaware                      000-26421                    91-1954074
------------------------       ----------------------          -----------------
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer)


ITEM 5. OTHER EVENTS

Effective September 19, 2001, Mr. Michael Goldstein has been appointed a to the
---------------------------------------------------
Board of Directors of Milinx Business Group Inc.

Mr. Goldstein has 16 years of experience in sales, marketing, personnel and financial areas with national and local companies. His management and recruiting experience is based upon strong fundamentals of management, strong leadership skills and attributes that provide for highly productive results.

Mr. Goldstein's experience has included many start up and turnaround situations with a wide variety of companies and technologies. Mr. Goldstein is recognized as an expert witness in the discipline of personnel matters specializing in electronic publishing and Internet companies. His company's expertise and skills have been called on to assist a number of companies in a wide rage of businesses, industries and disciplines. Mr. Goldstein was a licensed commodities options broker with a multi million dollar commodities options and futures conglomerate, trading in all major world exchanges such as the Chicago Mercantile Exchange, NYSE, Pacific Exchange, Chicago Board Options Exchange and Mocatta Metals. Mr. Goldstein worked for Lockheed Martin Missiles and Space Company a NYSE publicly traded aerospace and defense systems company. He was hired right after graduation from college and trained in program controls and quality assurance at their missiles and space division in Sunnyvale. He was awarded numerous awards for streamlining and operational cost savings. The greatest, saved the company over $1,000,000 a month in direct overhead.

Most recently, Mr. Goldstein is co-founder and co-CEO of TeamSearch Inc., a national IT and Computer Contract Consultancy firm to Fortune 500 and Fortune 1000 companies. He is also co-founder of Goldstein & Company, privately held Staffing firm in the Computer, Electronic Publishing / Multi Media arena. Their clients are representative of all major U.S. industries, such as: Computer and Peripheral, Information Technology, Telecommunications, Wireless Communication, Robotics, Software, Hardware, Semiconductor, Entertainment, Internet, Medical, Biotechnology, Finance, Defense and Data Networking Infrastructure. Michael holds a Bachelor of Science degree, majoring in Business Administration from The College of Notra Dame.

Effective  September 19, 2001,  Mr.  Stanley  Mazor has been  appointed a to the
---------------------------------------------------
Board of Directors of Milinx Business Group Inc.


Mr. Mazor is a Senior Member in the IEEE and studied mathematics at San Francisco State. In 1964 he joined Fairchild Semiconductor and in 1969 he joined former co-workers at startup Intel Corporation, Santa Clara where he worked on the design of early microprocessors. He shares patents on the first micro-processors (4004 and 8080). In 1984 he helped to start Silicon Compiler System, where he was Director of Customer Engineering Services. In 1988 he was a director in a successful ECAD company, Synopsys. Later he was an early employee at BEA Systems. He is presently Director of Technical Services at Numerical Technology.

Mr. Mazor has taught at the University of Santa Clara and Stanford. He is in the SFSU Hall of Fame, the Inventor's Hall of Fame, was awarded the Kyoto Prize, the Robert Brown-American Innovator Award and the SIA Robert Noyce Award.

Effective  September 19, 2001, Mr. Michael Shiffman has been appointed Corporate
---------------------------------------------------
Secretary of Milinx Business Group Inc.


On September 19, 2001 at 4 pm Pacific Time, the Company held a publicly accessible telephone conference call. The call introduced the investing public to the Company's new management team consisting of the following individuals:
Thomas Loker, President; Steven Price, acting Chief Financial Officer; Jake Brown, Sales and Marketing; Michael Shiffman, In-House Legal; Michael Goldstein, Human Resources; Dr. David Russell, Technology.

Mr. Loker advised the public listeners that the new management team is proceeding on a "fact based" review of the current status of the company and strategy for carrying on business. A sixty day plan has been implemented in order to obtain the facts and formulate a mid-range business development strategy. Ongoing efforts and considerations of the new management team include an assessment of the Company's hardware and software, analyzing past and present business models and future marketing strategy, achieving connectivity to the datacenter, identifying and engaging key employees, assessing ongoing litigation, and preparing a short term tactical operating budget. The Company is also in the process of ensuring the completion of the year-end audited financial statements and has requested a 15 day extension for filing its Form 10-K with the SEC.

Mr. Loker and the management team addressed questions received from the public. The team advised that short term financial requirements of about $300,000 USD was being sought in order to accomplish the short term objectives. The Company is taking steps to complete an equity financing in order to raise these short term funds. In the long term, the Company will analyze facts and formulate a business strategy prior to commenting on further funding requirements. The new management team noted that various connections to brokers, high-net worth individuals and other capital sources were available and would be explored. Legal counsel for the Company noted that holders of "restricted" securities will be provided with an instruction sheet on the process for selling their securities.

The investing public may contact the Company at Milinx@tsit.com,  or by phone at
(206) 621-7032 or by fax at (206) 621-7035. The Company will use all reasonable efforts to allocate sufficient resources to respond to questions raised by shareholders and other public investors.

ITEM 6. RESIGNATION OF DIRECTORS

On September 19, 2001 Mikiko Fujisawa resigned as a director and officer of Milinx Business Group, Inc. and a director and officer of 580880 BC Ltd. (formerly Milinx Business Service, Ltd. BC Ltd.) to allow a smooth transition of the new management team and pursue other opportunities. On September 19, 2001 the Company appointed Michael Goldstein and Stan Mazor as Directors and Michael Shiffman as Corporate Secretary of Milinx Business Group Inc. Jake Brown was appointed as Director and Officer of 580880 BC Ltd. (formerly Milinx Business Service, Ltd. BC Ltd.).

FORWARD LOOKING INFORMATION

This document contains forward-looking statements that involve a number of risks and uncertainties. A forward looking statement is usually identified by our use of certain terminology, including "believes," "expects," "may," "will," "should," "could," "seeks," "pro forma," "anticipates" or "intends" or by discussions of strategy or intentions.

Forward looking statements: This document may contain statements about expected future events and financial results that are forward looking in nature, and, as a result, are subject to certain risks and uncertainties, including statements on the Companies September 19, 2001 conference call, general economic and business conditions, and specific conditions affecting our sector, including pricing pressures and declining prices; our ability to access capital Markets to ensure financial liquidity; competition; the inability to attract and retain our anticipated customer base; changes in business strategy or development plans; the ability to attract and retain qualified personnel; and other factors. Actual Results may differ materially from those projected by management. For such statements, we claim the safe harbor for "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Information about management's view of Milinxs' future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 including statements on the Companies September 19, 2001 conference call. Actual results may differ materially from those indicated by these forward-looking statements as a result of a Variety of factors including, but not limited to, the doubt as to Milinx's ability to restructure as a going concern, risks associated with efforts to restructure the obligations of Milinx including risks associated with efforts to obtain Equity or other financing, risks associated with actions commenced by Milinx and its subsidiaries to receive equitable relief from the Courts for damages and the value of its Intellectual Property. Competitive developments, risks associated with Milinxs' growth, and other factors. Milinx assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such forward-looking statements.

In addition, forward looking statements depend upon assumptions, estimates and dates that may not be correct or precise and involve known and unknown risks, uncertainties and other factors including statements on the Companies September 19, 2001 conference call. Any financial information in this release is based on unaudited and incomplete information. Accordingly, a forward-looking statement in this document is not a prediction of future events or circumstances, and those future events or circumstances may not occur. Given these uncertainties, you are warned not to rely on the forward-looking statements. Neither we nor any other person assumes responsibility for the accuracy and completeness of these statements. Except for ongoing obligations under the federal securities laws to disclose all material information to investors, we are not undertaking any obligation to update these factors or to publicly announce the results of any changes to our forward looking statements due to future events or developments.

For more information, please contact:

Milinx Business Group Inc.
3827 -1001 Fourth Avenue
Seattle Washington
98154
Phone 206-621-7032 (9 AM - 5 PM PT)
Fax 206-621-7035


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        MILINX BUSINESS GROUP, INC.                             DATE

       /s/ Michael Shiffman                              September 19, 2001
        ------------------------------------         ---------------------------
        Michael Shiffman, Corporate Secretary

End of Filing